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Merrill Lynch Investment Managers


Semi-Annual Report

September 30, 2002


CMA Pennsylvania
Municipal Money Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Pennsylvania Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011




To Our Shareholders:

For the six-month period ended September 30, 2002, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of ..94%.* As of September 30, 2002, the Fund's 7-day yield was 1.09%.

Economic Environment
Pennsylvania's economy weakened as payrolls continued to contract during the six-month period ended September 30, 2002. Nevertheless, the pace of decline has moderated and employment is expected to bottom out in the second half of the year. Job losses have been broad based with only construction and government registering steady gains. Manufacturing continued to bear the brunt of the slower economy as payrolls for this sector were down more than 6% compared to a year ago. The economy affected different parts of the commonwealth to varying degrees. In the more diverse metropolitan areas such as Pittsburgh and Philadelphia, the recession had a smaller influence on employment than historically was the case. Consequently, employment was more adversely affected in the more rural areas since their economies were still heavily reliant on manufacturing.

Pennsylvania's balance sheet also continued to deteriorate during the past six months as contracting payrolls dampened the pace of income growth, making it difficult for households to manage their debt. Lower interest rates provided some relief during 2001, resulting in slight reductions in household debt burdens. However, unless job growth rises before interest rates, debt burdens will once again cause households to cut back on spending. The combination of weakening income trends and high debt levels fueled personal bankruptcies that rose at a record pace during the first quarter of 2002. Although Pennsylvania's incidence of bankruptcy is below the national average, the gap has narrowed during the past year.

The commonwealth's finances worsened during the first half of 2002 as a result of the sluggish domestic economy. This was reflected in both sales and income tax collections coming in below plan for fiscal year 2002, creating a revenue shortfall that approached $1 billion. Despite these economic trends, the commonwealth was able to make consistent financial improvements in recent years while also accommodating moderate tax cuts. Per capita wealth levels and state tax-supported debt ratios are close to national averages, with the latter showing an improving trend in recent years relative to other states. In addition, Pennsylvania's principal pension plans are fully funded. In the coming months, it is anticipated that cautious fiscal management practices will be maintained and should accommodate a trend of slower economic growth. However, the commonwealth is expected to draw on at least half of its $1.1 billion stabilization reserve fund in 2002 and 2003, as well as relying on one-time sources of revenue to maintain the state's budget balance during this period.

Investment Strategy
CMA Pennsylvania Municipal Money Fund began the six-month period ended September 30, 2002 poised to maintain its relatively bearish position. This was because of our expectation for rising interest rates as reflected by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. In addition, this stance was to allow the Fund to take advantage of the anticipated rise in yields on variable rate products caused by outflows during tax time. However, at the beginning of tax season, a smaller amount of income tax-related redemptions caused variable rate products to underperform compared to previously purchased fixed interest rate securities. Consequently, although we allowed the Fund to trend toward a more bearish position, we continued to benefit from the more aggressive stance attained during the first quarter of 2002. As the period progressed, economic data began to reveal that growth for the second quarter of 2002 was slowing from the pace of the previous quarter. Furthermore, U.S. equity markets were suffering from a confidence crisis caused by accounting scandals and corporate malfeasance. For example, the Dow Jones Industrial Average began the period at 10,362 and closed the period at 7,591.

As a result of these factors, we moved the Fund to a more neutral stance, given our opinion that the Federal Reserve Board would not tighten monetary policy in the coming months. A majority of our extension took place in April and May 2002 as we tried to lock in higher-than-expected yields during the second half of the period. This strategy benefited the Fund as yields on tax-exempt securities maturing in one year declined almost 70 basis points (0.70%) by the end of June. During the second half of the period, continued weakness in capital expenditures and a possible military confrontation with Iraq caused the U.S. economy to worsen. At the August 13, 2002 Federal Open Market Committee meeting, the Federal Reserve Board changed its bias from neutral back to that of weakness. As a result, during July and August we continued to pursue attractive opportunities to modestly extend the Fund's average maturity.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and
Portfolio Manager



October 24, 2002



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM       Adjustable Convertible Extendible Securities
AMT           Alternative Minimum Tax (subject to)
CP            Commercial Paper
EDR           Economic Development Revenue Bonds
FLOATS        Floating Rate Securities
GO            General Obligation Bonds
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
MERLOTS       Municipal Extendible Receipt Liquidity
              Option Tender Securities
M/F           Multi-Family
MSTR          Municipal Securities Trust Receipts
PCR           Pollution Control Revenue Bonds
TAN           Tax Anticipation Notes
TRAN          Tax Revenue Anticipation Notes
VRDN          Variable Rate Demand Notes


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2002                                                            (in Thousands)
                    Face
State              Amount                                Issue                                                   Value
Pennsylvania--               ABN AMRO Munitops Certificates Trust, VRDN (d):
100.6%            $  3,760     GO, Series 2001-18, 1.73% due 10/01/2009 (c)                                   $    3,760
                    21,879     Series 1999-16, 1.72% due 3/07/2007 (b)                                            21,879
                    14,455   Allegheny County, Pennsylvania, GO, VRDN, Series C-51, 2.05% due
                             5/01/2027 (d)                                                                        14,455
                             Allegheny County, Pennsylvania, Hospital Development Authority
                             Revenue Bonds (Presbyterian University Hospital), ACES, VRDN (d):
                     3,865     Series B-1, 1.75% due 3/01/2018                                                     3,865
                       950     Series B-2, 1.75% due 3/01/2018                                                       950
                     4,350     Series B-3, 1.75% due 3/01/2018                                                     4,350
                     5,950   Allegheny County, Pennsylvania, IDA, Health and Housing Facilities
                             Revenue Refunding Bonds (Longwood at Oakmont Inc.), VRDN, Senior
                             Series B, 1.95% due 7/01/2027 (d)                                                     5,950
                             Allegheny County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
                     3,225     (The Bradley Center), Series A, 1.75% due 11/01/2014                                3,225
                     6,000     (Western Pennsylvania School for the Blind), 1.60% due 7/01/2031                    6,000
                             Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds, VRDN (d):
                     8,400     (Commercial Development-Parkway Center Project), Series A,
                               1.70% due 5/01/2009                                                                 8,400
                     6,500     MERLOTS, Series A-48, 1.66% due 9/01/2011 (a)                                       6,500
                     2,055   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN,
                             1.90% due 12/03/2007 (d)                                                              2,055
                     4,000   Beaver County, Pennsylvania, IDA, PCR, Refunding (Atlantic Richfield
                             Project), VRDN, 1.70% due 12/01/2020 (d)                                              4,000
                     4,975   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                             VRDN, 1.90% due 2/01/2011 (d)                                                         4,975
                     1,130   Berks County, Pennsylvania, IDA, IDR (Valley Forge Flag Company, Inc.
                             Project), VRDN, AMT, Series A, 1.85% due 9/01/2006 (d)                                1,130
                     2,995   Berks County, Pennsylvania, IDA, Revenue Bonds (World Electronics Sales),
                             VRDN, AMT, 1.85% due 8/01/2016 (d)                                                    2,995
                     5,900   Blair County, Pennsylvania, IDA, Revenue Bonds (NPC Inc. Project), VRDN,
                             AMT, 1.85% due 9/01/2017 (d)                                                          5,900
                     3,285   Bradford County, Pennsylvania, IDA, EDR (Towanda Printing Company), VRDN,
                             AMT, 1.85% due 9/01/2016 (d)                                                          3,285
                     2,650   Bradford County, Pennsylvania, IDA, Revenue Bonds (State Aggregates Inc.
                             Project), VRDN, AMT, 1.85% due 2/01/2015 (d)                                          2,650
                     2,200   Bristol Township, Pennsylvania, GO, TRAN, 3.50% due 12/31/2002                        2,208
                             Bucks County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
                     4,515     (Bracalentes Manufacturing Company Inc. Project), 1.85% due 6/01/2016               4,515
                     4,500     (Harsco Corporation Project), 1.85% due 8/01/2011                                   4,500
                       995   Butler County, Pennsylvania, GO, 6% due 7/15/2003 (c)                                 1,029

CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2002 (continued)                                                (in Thousands)
                    Face
State              Amount                                Issue                                                   Value
Pennsylvania                 Butler County, Pennsylvania, IDA, Revenue Bonds (Concordia Lutheran
(continued)                  Ministers), VRDN (d):
                  $  4,320     Series B, 1.70% due 8/01/2030                                                  $    4,320
                     4,535     Series C, 1.60% due 10/01/2030                                                      4,535
                     2,335   Carbondale, Pennsylvania, IDA, IDR (JM Wells Company LP Project), VRDN,
                             AMT, 1.95% due 9/01/2015 (d)                                                          2,335
                     5,600   Chester County, Pennsylvania, IDA, Revenue Bonds (West Vincent Association),
                             VRDN, AMT, Series B, 1.85% due 12/01/2020 (d)                                         5,600
                     1,410   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                             Series A, 1.90% due 11/01/2017 (d)                                                    1,410
                    11,640   Dauphin County, Pennsylvania, General Authority, Revenue Refunding Bonds
                             (School District Pooled Financing Program II), VRDN, 1.70% due
                             9/01/2032 (a)(d)                                                                     11,640
                     3,770   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System
                             Project), VRDN, AMT, 1.85% due 1/01/2014 (d)                                          3,770
                     2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener
                             University Inc.), VRDN, 1.75% due 7/01/2014 (d)                                       2,000
                     2,215   Delaware County, Pennsylvania, IDA, IDR (Tura Machine Company Project),
                             VRDN, AMT, 1.95% due 3/01/2008 (d)                                                    2,215
                    15,000   Delaware County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric),
                             CP, Series A, 1.50% due 10/17/2002 (c)                                               15,000
                     4,300   Eagle Tax-Exempt Trust, Pennsylvania, GO, VRDN, Series 94, Class 3803,
                             1.77% due 5/01/2008 (d)                                                               4,300
                     5,940   Eagle Tax-Exempt Trust, Pennsylvania, VRDN, Series 96C, Class 3801,
                             1.77% due 5/01/2014 (d)                                                               5,940
                    10,000   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Mennonite
                             Home Project), VRDN, 1.75% due 6/01/2025 (d)                                         10,000
                             Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (d):
                     6,100     Series A, 1.80% due 3/01/2024                                                       6,100
                    10,000     Series F-1, 1.80% due 3/01/2024                                                    10,000
                     1,910   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing
                             Corp. Project), VRDN, AMT, 1.90% due 6/01/2006 (d)                                    1,910
                     9,000   Erie, Pennsylvania, School District, GO, TRAN, 2.50% due 6/30/2003                    9,066
                     2,470   Greene County, Pennsylvania, IDA Revenue Bonds (Manufacturing
                             Facilities-Kyowa America), VRDN, AMT, Series D, 1.85% due 7/01/2014 (d)               2,470
                     5,580   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility
                             Revenue Bonds (John XXIII Home Project), VRDN, 1.75% due 2/01/2030 (d)                5,580
                     5,345   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                             VRDN, AMT, Series A, 1.70% due 6/01/2027 (d)                                          5,345
                             Jackson Township, Pennsylvania, IDA Revenue Bonds, VRDN, AMT (d):
                     1,340     (I Auman Machine Company Inc. Project), 1.85% due 6/01/2008                         1,340
                     1,550     (Pennsylvania Precision Cast Parts), 1.85% due 4/01/2009                            1,550
                     6,510     (V&S Lebanon Galvanizing Project), 2% due 4/01/2021                                 6,510
                     6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38,
                             1.77% due 9/15/2020 (d)                                                               6,390
                     1,400   Lackawanna County, Pennsylvania, IDA, IDR (Herff Jones Inc. Project),
                             VRDN, AMT, 1.90% due 6/01/2026 (d)                                                    1,400
                     7,395   Lancaster County, Pennsylvania, Hospital Authority, Health Center Revenue
                             Refunding Bonds (Brethren Village), VRDN, 1.75% due 6/15/2020 (d)                     7,395
                     4,000   Mercer County, Pennsylvania, IDA, EDR (Solar Atmospheres of Western
                             Pennsylvania), VRDN, 1.70% due 10/01/2010 (d)                                         4,000
                     3,100   Monroe County, Pennsylvania, IDA Revenue Refunding Bonds (UTD Steel
                             Enterprises Project), VRDN, AMT, Series A, 1.85% due 9/01/2013 (d)                    3,100


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2002 (continued)                                                (in Thousands)
                    Face
State              Amount                                Issue                                                   Value
Pennsylvania                 Montgomery County, Pennsylvania, IDA, PCR (Exelon Generating), CP:
(continued)       $  5,000     Series 2001-A, 1.35% due 10/10/2002                                            $    5,000
                     9,530     Series A, 1.35% due 11/06/2002                                                      9,530
                     2,300   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Laneko
                             Engineering), VRDN, AMT, Series A, 1.80% due 4/01/2007 (d)                            2,300
                     3,085   Moon, Pennsylvania, IDA, Commercial Development Revenue Refunding Bonds
                             (One Thorn Run Center Project), VRDN, Series A, 2.10% due 11/01/2015 (d)              3,085
                    18,160   Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN,
                             Series 2001-121, Class A, 1.73% due 12/22/2009 (c)(d)                                18,160
                     4,000   Northampton County, Pennsylvania, General Purpose Authority, University
                             Revenue Bonds (Lehigh University), VRDN, Series B, 1.65% due
                             12/01/2030 (d)                                                                        4,000
                             Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
                     3,845     (DG Properties Inc. Project), AMT, 1.85% due 7/01/2021                              3,845
                     2,125     (Follett Corporation Project), 1.85% due 5/01/2019                                  2,125
                     1,815     (Nicos Polymers & Grinding), AMT, 1.85% due 2/01/2020                               1,815
                     3,495   Northumberland County, Pennsylvania, IDA, Revenue Bonds (Butter Krust
                             Baking Company Project), VRDN, AMT, 1.85% due 5/01/2011 (d)                           3,495
                     5,000   Pennsylvania Economic Development Financing Authority, EDR (Northeast
                             Architectural Products), VRDN, AMT, Series B-5, 1.85% due 8/01/2023 (d)               5,000
                             Pennsylvania Economic Development Financing Authority, Economic
                             Development Revenue Bonds, VRDN (d):
                     4,000     AMT, Series D-7, 1.85% due 8/01/2022                                                4,000
                     1,000     AMT, Series F-5, 1.85% due 12/01/2006                                               1,000
                     1,000     (Gutchess Hardwoods Inc. Project), Series B, 1.40% due 4/01/2005                    1,000
                     7,000   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                             Revenue Bonds (Amtrak Project), VRDN, AMT, Series B, 1.75% due
                             11/01/2041 (d)                                                                        7,000
                     2,390   Pennsylvania Economic Development Financing Authority Revenue Bonds
                             (Bentley Graphic Commission Inc.), VRDN, AMT, Series C-4, 1.85% due
                             4/01/2008 (d)                                                                         2,390
                             Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (d):
                     4,085     (B&W Ebensburg Project), 1.75% due 12/01/2011                                       4,085
                       900     (Piney Creek), Series C, 1.75% due 12/01/2011                                         900
                    12,500   Pennsylvania State, GO, FLOATS, VRDN, Series 696, 1.73% due 5/01/2018 (d)(f)         12,500
                     1,000   Pennsylvania State, GO, Second Series, 4.50% due 10/01/2002                           1,000
                     2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan
                             Revenue Bonds, VRDN, AMT, Series A, 1.70% due 1/01/2018 (a)(d)                        2,000
                             Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                             (Association of Independent Colleges and Universities), VRDN (d):
                     1,300     Series C-3, 2.10% due 11/01/2018                                                    1,300
                     1,500     Series D-5, 2.05% due 5/01/2004                                                     1,500
                     3,750     Series F-3, 2.20% due 5/01/2020                                                     3,750
                     1,200     Series H-3, 2.10% due 5/01/2008                                                     1,200
                     4,350     Series I-3, 3% due 11/01/2031                                                       4,386
                     5,350     Series J-1, 3% due 5/01/2022                                                        5,407
                     4,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
                             Refunding Bonds (Association of Independent Colleges and Universities),
                             VRDN, Series I-1, 3% due 11/01/2031 (d)                                               4,034
                             Philadelphia, Pennsylvania, Authority for IDR, VRDN (d):
                     9,000     (Girard Estate Aramark Project), 1.80% due 5/01/2032                                9,000
                     7,500     (Girard Estate Facilities Leasing), 1.80% due 11/01/2031                            7,500
                     2,455     (Lannett Company Inc. Project), 1.85% due 5/01/2014                                 2,455
                     9,210     M/F Housing Revenue Refunding Bonds (Harbor View Towers), 1.75% due
                               11/01/2027 (e)                                                                      9,210


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2002 (concluded)                                                (in Thousands)
                    Face
State              Amount                                Issue                                                   Value
Pennsylvania      $ 12,000   Philadelphia, Pennsylvania, School District, GO, TRAN, 2.75% due
(concluded)                  6/30/2003                                                                        $   12,111
                     3,550   Philadelphia, Pennsylvania, TRAN, Series A, 3% due 6/30/2003                          3,588
                     2,300   Pottstown Boro, Pennsylvania, Educational Facilities Authority Revenue
                             Bonds (The Hill School Project), VRDN, 1.75% due 8/01/2032 (d)                        2,300
                             Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                             Bonds (Northeastern Power Company), VRDN (d):
                    16,500     AMT, Series B, 1.95% due 12/01/2022                                                16,500
                       800     Series A, 1.90% due 12/01/2022                                                        800
                     3,445   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                             Refunding Bonds, MERLOTS, VRDN, Series A-18, 1.75% due 3/01/2015 (a)(d)               3,445
                     4,480   Somerset County, Pennsylvania, IDA, Revenue Bonds (Welding & Steel Project),
                             VRDN, AMT, 1.90% due 3/01/2015 (d)                                                    4,480
                     9,000   South-Central Pennsylvania, General Authority Revenue Bonds, VRDN,
                             Series A, 1.75% due 6/01/2031 (a)(d)                                                  9,000
                     5,000   Temple University of the Commonwealth of Pennsylvania, System of Higher
                             Education Revenue Refunding Bonds (University Funding Obligation), 3% due
                             5/06/2003                                                                             5,032
                     7,000   Union County, Pennsylvania, Hospital Authority, Hospital Revenue Refunding
                             Bonds (Evangelical Community Hospital), VRDN, 1.95% due 2/01/2021 (d)                 7,000
                             Venango County, Pennsylvania, IDA (Scrubgrass Project), CP:
                    32,850     Series 90-A, 1.60% due 12/06/2002                                                  32,850
                    19,800     Series 90-B, 1.50% due 12/09/2002                                                  19,800
                    13,615     Series 93, 1.50% due 12/09/2002                                                    13,615
                     2,000   Washington County, Pennsylvania, IDA, IDR (Pennatronics Corporation
                             Project), VRDN, AMT, 1.90% due 11/01/2020 (d)                                         2,000
                     3,000   Washington, Pennsylvania, School District, GO, TRAN, 2.50% due
                             6/30/2003                                                                             3,016
                     1,855   Westmoreland County, Pennsylvania, IDA Revenue Bonds (Newcomer
                             Products), VRDN, AMT, 1.90% due 12/01/2006 (d)                                        1,855
                     1,650   York County, Pennsylvania, IDA, EDR (Fypon Limited Project), VRDN, AMT,
                             2% due 4/01/2015 (d)                                                                  1,650
                     2,915   York County, Pennsylvania, IDA, Revenue Bonds (495 Leasing Project), VRDN,
                             AMT, 1.85% due 6/01/2021 (d)                                                          2,915
                     4,250   York, Pennsylvania, TAN, 2.05% due 12/31/2002                                         4,252


                             Total Investments (Cost--$553,978*)--100.6%                                         553,978

                             Liabilities in Excess of Other Assets--(0.6%)                                        (3,196)
                                                                                                              ----------
                             Net Assets--100.0%                                                               $  550,782
                                                                                                              ==========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(e)GNMA Collateralized.
(f)FSA Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 2002
Assets:
Investments, at value (identified cost--$553,978,443)                                                    $   553,978,443
Cash                                                                                                              10,399
Receivables:
 Interest                                                                               $     1,738,409
 Securities sold                                                                                  2,449        1,740,858
                                                                                        ---------------
Prepaid registration fees and other assets                                                                        14,201
                                                                                                         ---------------
Total assets                                                                                                 555,743,901
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                         4,535,000
 Investment adviser                                                                             238,477
 Distributor                                                                                    146,603
 Beneficial interest redeemed                                                                     3,152
 Dividends to shareholders                                                                          119        4,923,351
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            38,221
                                                                                                         ---------------
Total liabilities                                                                                              4,961,572
                                                                                                         ---------------

Net Assets                                                                                               $   550,782,329
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    55,088,853
Paid-in capital in excess of par                                                                             495,786,429
Accumulated realized capital losses--net                                                                         (92,953)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 550,888,528 shares of
beneficial interest outstanding                                                                          $   550,782,329
                                                                                                         ===============


See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 2002
Investment Income:
Interest and amortization of premium and discount earned                                                 $     4,878,673

Expenses:
Investment advisory fees                                                                $     1,478,314
Distribution fees                                                                               377,524
Accounting services                                                                              63,534
Transfer agent fees                                                                              36,202
Professional fees                                                                                28,770
Registration fees                                                                                12,593
Printing and shareholder reports                                                                 12,004
Custodian fees                                                                                   11,361
Pricing fees                                                                                      6,165
Trustees' fees and expenses                                                                       2,735
Other                                                                                             7,221
                                                                                        ---------------
Total expenses                                                                                                 2,036,423
                                                                                                         ---------------
Investment income--net                                                                                         2,842,250
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     2,842,250
                                                                                                         ===============


See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statements of Changes in Net Assets
                                                                                         For the Six        For the
                                                                                         Months Ended      Year Ended
                                                                                        September 30,      March 31,
                                                                                             2002             2002
Increase (Decrease) in Net Assets:
Operations:

Investment income--net                                                                  $     2,842,250  $    10,743,926
Realized loss on investments--net                                                                    --            (715)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                          2,842,250       10,743,211
                                                                                        ---------------  ---------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (2,842,250)     (10,743,926)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            946,823,770    2,093,897,282
Value of shares issued to shareholders in reinvestment of dividends                           2,841,914       10,698,540
                                                                                        ---------------  ---------------
                                                                                            949,665,684    2,104,595,822
Cost of shares redeemed                                                                 (1,027,239,126)  (2,077,642,096)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                               (77,573,442)       26,953,726
                                                                                        ---------------  ---------------

Net Assets:
Total increase (decrease) in net assets                                                    (77,573,442)       26,953,011
Beginning of period                                                                         628,355,771      601,402,760
                                                                                        ---------------  ---------------
End of period                                                                           $   550,782,329  $   628,355,771
                                                                                        ===============  ===============


See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended
                                                              September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001         2000          1999
Per Share Operating Performance:
Net asset value, beginning of period                            $    1.00  $    1.00    $    1.00   $    1.00     $    1.00
                                                                ---------  ---------    ---------   ---------     ---------
Investment income--net                                               --++        .02          .03         .03           .03
Realized loss on investments--net                                      --       --++         --++        --++          --++
                                                                ---------  ---------    ---------   ---------     ---------
Total from investment operations                                       --        .02          .03         .03           .03
                                                                ---------  ---------    ---------   ---------     ---------
Less dividends from investment income--net                           --++      (.02)        (.03)       (.03)         (.03)
                                                                ---------  ---------    ---------   ---------     ---------
Net asset value, end of period                                  $    1.00  $    1.00    $    1.00   $    1.00     $    1.00
                                                                =========  =========    =========   =========     =========

Total Investment Return                                             .94%*      1.71%        3.47%       2.81%         2.77%
                                                                =========  =========    =========   =========     =========

Ratios to Average Net Assets:
Expenses                                                            .67%*       .68%         .68%        .69%          .70%
                                                                =========  =========    =========   =========     =========
Investment income--net                                              .94%*      1.72%        3.42%       2.78%         2.71%
                                                                =========  =========    =========   =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                        $ 550,782  $ 628,356    $ 601,403   $ 539,177     $ 528,840
                                                                =========  =========    =========   =========     =========


 *Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $6,378 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
On March 31, 2002, the Fund had a net capital loss carryforward of $92,953, of which $11,097 expires in 2003, $22,380 expires in 2006,
$3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in
2009 and $715 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.





CMA Pennsylvania Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Darrin J. SanFillippo--Vice President
Donald C. Burke--Vice President and
     Treasurer
Phillip S. Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*For inquiries regarding your CMA account, call 800-CMA-INFO (800-
262-4636).